Exhibit 99.1

NEWS RELEASE

AbCellera Announces Changes to Its Board of Directors

12/7/2021

VANCOUVER, British Columbia, December 7, 2021 – AbCellera (Nasdaq: ABCL), a technology company with a centralized operating system for next-generation antibody discovery, today announced changes to its Board of Directors with the appointment of Andrew W. Lo, Ph.D., as an independent director and the resignation of John Hamer, Ph.D. Changes are effective immediately.

Dr. Lo has developed new financial engineering tools and business models for drug and device development and healthcare delivery, statistical methods for incorporating patient preferences into the drug approval process, and machine-learning for predicting clinical trial outcomes. He will serve on the Audit and Compensation Committees of the Board of Directors.

“Andrew is a distinguished economist, professor, author, and strategist whose work in connecting financial structures, business models, and biomedical innovation has resulted in exciting new approaches that help bring treatments to patients faster,” said Carl Hansen, Ph.D., CEO, President, and Chairperson of AbCellera. “We welcome him to our board and look forward to working with him as we continue to build a large and diversified portfolio of positions in the next generation of antibody therapies, driving long-term value for patients, partners, and our shareholders.”

“I'm delighted and honored to be joining AbCellera's board. Their unique partnership-based business model draws on key financial insights to build value,” said Dr. Lo. “I look forward to working with them to help them realize the enormous impact their approach can have on the industry and, ultimately, on patients around the world."

Dr. Lo is a cofounder and director of BridgeBio Pharma, a director of Atomwise and Roivant Sciences, a cofounder and chairman of QLS Advisors, and a member of the advisory boards of NCATS and the American Cancer Society’s BrightEdge Impact Fund. He is currently the Charles E. and Susan T. Harris Professor at the MIT Sloan School of Management, director of MIT’s Laboratory for Financial Engineering, and principal investigator at MIT's Computer Science and Artificial Intelligence Laboratory. Dr. Lo was named one of TIME’s “100 most influential people in the world.”

Dr. Hamer, Managing Partner at DCVC Bio, joined AbCellera’s Board in 2018 and has served on the Audit and Compensation Committees.

“John has been a valued investor and director for AbCellera. He recognized the company’s potential early and brought a unique combination of scientific, operational, and financial expertise that was instrumental in getting us to where we are today,” said Dr. Hansen. “It has been a distinct pleasure working with him over the last three years. We thank him for his guidance and wish him the best as he continues to find and build new companies at the interface of computation and biotechnology.”

About AbCellera Biologics Inc.

AbCellera is a technology company that searches, decodes, and analyzes natural immune systems to find antibodies that its partners can develop into drugs to prevent and treat disease. AbCellera partners with drug developers of all sizes, from large pharmaceutical to small biotechnology companies, empowering them to move quickly, reduce cost, and tackle the toughest problems in drug development. For more information, please visit www.abcellera.com.

AbCellera Forward-looking Statements

This press release contains forward-looking statements, including statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The forward-looking statements are based on management’s beliefs and assumptions and on information currently available to management. All statements contained in this release other than statements of historical fact are forward-looking statements, including statements regarding our ability to develop, commercialize and achieve market acceptance of our current and planned products and services, our research and development efforts, and other matters regarding our business strategies, use of capital, results of operations and financial position, and plans and objectives for future operations.

In some cases, you can identify forward-looking statements by the words “may,” “will,” “could,” “would,” “should,” “expect,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue,” “ongoing” or the negative of these terms or other comparable terminology, although not all forward-looking statements contain these words. These statements involve risks, uncertainties and other factors that may cause actual results, levels of activity, performance, or achievements to be materially different from the information expressed or implied by these forward-looking statements. These risks, uncertainties and other factors are described under "Risk Factors," "Management's Discussion and Analysis of Financial Condition and Results of Operations" and elsewhere in the documents we file with the Securities and Exchange Commission from time to time. We caution you that forward-looking statements are based on a combination of facts and factors currently known by us and our projections of the future, about which we cannot be certain. As a result, the forward-looking statements may not prove to be accurate. The forward-looking statements in this press release represent our views as of the date hereof. We undertake no obligation to update any forward-looking statements for any reason, except as required by law.

Source: AbCellera Biologics Inc.

Inquiries

Media: Jessica Yingling, Ph.D.; media@abcellera.com, +1(236) 521-6774

Business Development: Neil Berkley; bd@abcellera.com, +1(604) 559-9005

Investor Relations: Melanie Solomon; ir@abcellera.com, +1(778) 729-9116

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